ALLIANCE WORLD DOLLAR GOVERNMENT FUND, INC.

ANNUAL REPORT
OCTOBER 31, 1995


LETTER TO SHAREHOLDERS              ALLIANCE WORLD DOLLAR GOVERNMENT FUND, INC.
_______________________________________________________________________________

December 4, 1995

Dear Shareholder:

The U.S. bond market continued its impressive, broad-based rally over the past six months. The rally strengthened despite strong third quarter gross domestic product (GDP) growth, as restrained inflationary pressures and expectations for a more accommodative monetary policy buoyed investor confidence. Outside the U.S., emerging market and other foreign debt prices rose sharply during the six-month reporting period.

FUND PERFORMANCE
Alliance World Dollar Government Fund (New York Stock Exchange symbol: 'AWG') benefited significantly from the recent bond market price gains. For the twelve months ended October 31, 1995, the Fund posted a total return of +21.92% on a net asset value basis. Over the same period, the unmanaged J.P. Morgan Emerging Markets Bond Index returned +8.01%. Most of the gain has been achieved over the past six months as emerging market debt prices recovered from the difficult market conditions that existed in late 1994 and early 1995. AWG's six-month total return was +20.65% on a net asset value basis, compared with the Index's return of +16.33%. The Fund paid dividends totaling $0.645 per share during the previous six months, or $.1075 per month.

ECONOMIC REVIEW
While the U.S. economy slowed in the first half of 1995, growth reaccelerated in the third quarter due to larger than expected increases in residential housing, government spending and business inventories. For the quarter, GDP rose 4.2%, up from 1.3% in the second quarter. Despite the jump in GDP, economic indicators remain mixed. Consumer spending on durable goods (especially automobiles and home furnishings) grew at an 11.7% annual rate during the third quarter, helping overall personal consumption expenditures rise 2.9%. However, retail sales remained weak as stores continued to offer price discounts to reluctant shoppers. Real disposable income slowed to 3.5% in October and personal debt levels continue to escalate. Growth also remained sluggish in the manufacturing sector. Monthly industrial production fell slightly in October after gains in August and September.

Concerns regarding inflation have largely subsided. Broad price indices such as the Consumer Price Index and Producer Price Index have risen very modestly and labor costs remain under control. The favorable inflation outlook and the chance of a significant federal government deficit reduction package may allow the Federal Reserve to cut interest rates in the months ahead.

BOND MARKET REVIEW
Since we last reported, the U.S. bond market continued to post significant gains across nearly all fixed income sectors. The rally was fueled largely by the aforementioned economic developments. Investment grade and high yield corporate securities offered the highest total return (income plus price appreciation). Treasury and mortgage obligations also performed well, though mortgage returns were tempered by higher prepayment activity. Across all major sectors of the U.S. fixed income market, longer-duration securities outperformed shorter-duration securities as interest rates for all maturities declined.

Outside the U.S., emerging market and other foreign debt prices have rebounded sharply since March. The rebound is due, in part, to the favorable U.S. interest rate environment and some improvement in the Mexican and Argentine economic outlook.

INVESTMENT OUTLOOK
It is our view that U.S. economic growth will moderate in the fourth quarter, to an annual growth rate of approximately 2.7%. This projected growth rate is not expected to add significantly to inflationary pressures, and if our forecast proves correct the result should be further gains in U.S. bond prices.

In emerging markets, we expect Brazil, Argentina and Poland to outperform during the period ahead. Brazilian debt prices should rise as the country continues its steady economic progress and gradually implements fiscal and administrative reforms. If successful, the government's plan would reduce the budget deficit and allow real interest rates to decline. In addition, a proposed Brazilian debt buy-back program should help boost bond prices over the near term. In Argentina, the government is implementing a plan to increase federal revenues, improve the fiscal position of the provincial governments and obtain new financing from domestic and international


1



                                    ALLIANCE WORLD DOLLAR GOVERNMENT FUND, INC.
_______________________________________________________________________________

markets. These sound economic policies combined with Argentina's stable political environment should support higher bond prices despite the country's current economic difficulties. In Poland, current economic conditions are very favorable as inflation remains low and exports boom. As a result, we expect the Polish economy to continue to expand and its debt obligations to outperform other non-Latin debt in the period ahead.

We continue to believe that AWG's strategy will provide superior relative investment results for long-term shareholders. We appreciate your continued investment in the Fund and look forward to reporting to you again in the coming months.

Sincerely,

John D. Carifa
Chairman

Wayne D. Lyski
President


2



PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1995                    ALLIANCE WORLD DOLLAR GOVERNMENT FUND, INC.
_______________________________________________________________________________

                                               PRINCIPAL
                                                AMOUNT
                                                 (000)      U.S.$VALUE
----------------------------------------------------------------------
SOVEREIGN DEBT OBLIGATIONS-95.5%
COLLATERALIZED BRADY BONDS*-71.2%
ARGENTINA-8.1%
Republic of Argentina Euro Par Bonds
  5.00%, 3/31/23(a)
  (cost $8,053,702)                             $17,450     $8,348,734

BRAZIL-18.7%
Republic of Brazil Par Bonds Series ZL
  4.25%, 4/15/24(a)
  (cost $18,240,086)                             39,500     19,231,563

BULGARIA-9.9%
Republic of Bulgaria Discount Bonds FRN
  6.75%, 7/28/24(b)
  (cost $9,396,541)                              20,000     10,125,000

ECUADOR-9.2%
Republic of Ecuador Discount Bonds FRN
  6.8125%, 2/28/25(b)
  (cost $9,556,497)                              19,000      9,458,390

MEXICO-5.4%
United Mexican States
  Euro Par Bonds Series A
  6.25%, 12/31/19
  (cost $5,593,875)                               9,500      5,593,125

NIGERIA-5.7%
CCentral Bank of Nigeria Par Bonds
  6.25%, 11/15/20(a)
  (cost $5,385,541)                              12,500      5,859,375

PHILLIPINES-4.5%
Central Bank of the Phillipines Par Bonds
  5.75%, 12/01/17(a)
  (cost $4,645,968)                               6,250      4,587,891

POLAND-4.3%
Republic of Poland Par Bonds
  2.75%, 10/27/24(a)
  (cost $4,292,199)                             $10,000     $4,425,000

VENEZUELA-5.4%
Republic of Venezuela Par Bonds
  6.75%, 3/31/20
  Series W-A                                      4,250      2,196,719
  Series W-B                                      6,500      3,359,687

Total Venezuelan Securities
  (cost $5,484,291)                                          5,556,406

Total Collateralized Brady Bonds
  (cost $70,648,700)                                        73,185,484

NON-COLLATERALIZED BRADY BONDS-6.3%
ECUADOR-0.1%
Republic of Ecuador PDI Bonds FRN
  6.8125%, 2/27/15(b)(c)(d)
  (cost $59,448)                                    228         75,171

POLAND-6.2%
Republic of Poland PDI Bonds
  3.75%, 10/27/14(a)
  (cost $5,977,536)                              10,000      6,437,500

Total Non-Collateralized Brady Bonds
  (cost $6,036,984)                                          6,512,671

LOAN PARTICIPATIONS & ASSIGNMENTS-14.4%
ALGERIA-1.1%
Algeria Refinancing Trust Loan Assignment
  Series B 7.1875%, 3/04/97
  (cost $2,688,947)                               3,000      1,110,000


3



PORTFOLIO OF INVESTMENTS (CONTINUED)
ALLIANCE WORLD DOLLAR GOVERNMENT FUND, INC.
_______________________________________________________________________________

                                               PRINCIPAL
                                                AMOUNT
                                                 (000)      U.S.$VALUE
----------------------------------------------------------------------
MOROCCO-7.0%
Kingdom of Morocco Loan Participation FRN
  6.6875%, 1/01/09(b)
  (cost $5,740,207)                             $12,000     $7,155,000

RUSSIA-6.3%
Vneshekonombank Loan Assignment(e)
  (cost $6,361,975)                              20,000      6,487,500

Total Loan Participations & Assignments
  (cost $14,791,129)                                        14,752,500

OTHER SOVEREIGN DEBT-RELATED-3.6%
Bayerische Landesbank Spread Note
U.S. Treasury Bond 7.825%, 2/15/25 vs.
  Brazil Par Bonds 4.00%, 4/15/24
  9.125%, 3/28/96(f)                              2,000      1,729,800

Morgan Guaranty Trust Co.
  Spread Note
  U.S. Treasury Bond 6.25%, 8/15/23
    vs. Argentina Par Bonds 5.00%,
    3/31/23 9.00%, 1/19/96(f)                       671        407,132
  Indexed Notes(g)
  Indexed to Ivory Coast Restructured
    Loan Assignment 9.00%, 12/19/95             $ 1,393     $1,391,473
  Indexed to Ivory Coast Unrestructured
    Loan Assignment 9.00%, 12/19/95                 180        172,859

Total Other Sovereign Debt-Related
  (cost $4,243,453)                                            3,701,264

Total Sovereign Debt Obligations
  (cost $95,720,266)                                        98,151,919

TREASURY SECURITY-36.5%
U.S. Treasury Bond Zero coupon, 2/15/03
  (cost $36,577,913)                             57,500     37,452,050

TIME DEPOSIT-2.8%
Bank of New York
  5.6875%, 11/01/95
  (cost $2,863,000)                               2,863      2,863,000

TOTAL INVESTMENTS-134.8%
  (cost $135,161,179)                                      138,466,969
Other assets less liabilities-(34.8%)                      (35,710,211)

NET ASSETS-100%                                           $102,756,758


* Sovereign debt obligations issued as part of debt restructurings that are collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bond.

(a) Coupon will increase periodically based upon a predetermined schedule. Stated interest rate in effect at October 31, 1995.

(b) Coupon will fluctuate based upon an interest rate index. Stated interest rate in effect at October 31, 1995.

(c)  Coupon consists of 3.00% cash payment and 3.8125% paid-in-kind.

(d)  Restricted security.

(e)  Non-income producing security.

(f) The redemption value of these securities is indexed to the spread between the referenced treasury yield and the referenced emerging market debt yield.

(g) The redemption value of these securities is linked to the change in the bid price of the referenced emerging market debt.

     Glossary of Terms:
     FRN - Floating rate note.
     PDI - Past due interest.

     See notes to financial statements.


4



STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1995                    ALLIANCE WORLD DOLLAR GOVERNMENT FUND, INC.
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $135,161,179)         $138,466,969
  Interest receivable                                                2,204,044
  Deferred organization expenses and other assets                       40,546
  Total assets                                                     140,711,559

LIABILITIES
  Payable for investment securities purchased                       37,661,258
  Unrealized depreciation on interest rate swap contract                86,400
  Advisory fee payable                                                  86,213
  Administrative fee payable                                            12,932
  Accrued expenses and other liabilities                               107,998
  Total liabilities                                                 37,954,801

NET ASSETS (equivalent to $11.88 per share, based on 8,652,707
  shares outstanding)                                             $102,756,758

COMPOSITION OF NET ASSETS
  Capital stock, at par                                           $     86,527
  Additional paid-in capital                                       119,218,745
  Undistributed net investment income                                  764,729
  Accumulated net realized loss on investments                     (20,532,633)
  Net unrealized appreciation of investments and other assets        3,219,390
                                                                  $102,756,758

NET ASSET VALUE PER SHARE                                               $11.88


See notes to financial statements.


5



STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 1995         ALLIANCE WORLD DOLLAR GOVERNMENT FUND, INC.
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                                         $14,335,477
EXPENSES
  Advisory fee                                          $915,252
  Administrative fee                                     137,289
  Audit and legal                                         91,841
  Custodian                                               78,689
  Transfer agency                                         73,539
  Printing                                                32,036
  Directors' fees                                         25,718
  Registration                                            17,974
  Amortization of organization expenses                   17,885
  Miscellaneous                                           24,503
  Total expenses                                                     1,414,726
  Net investment income                                             12,920,751

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on investment transactions                     (10,415,111)
  Net change in unrealized depreciation of
    investments and other assets                                    16,574,731
  Net gain on investments                                            6,159,620

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $19,080,371


See notes to financial statements.


6



STATEMENT OF CHANGES
IN NET ASSETS                       ALLIANCE WORLD DOLLAR GOVERNMENT FUND, INC.
_______________________________________________________________________________

                                                      YEAR ENDED    YEAR ENDED
                                                      OCTOBER 31,   OCTOBER 31,
                                                         1995          1994
                                                    ------------- -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income                             $ 12,920,751   $10,733,241
  Net realized loss on investment transactions       (10,415,111)   (9,633,653)
  Net change in unrealized appreciation
    (depreciation) of investments and other assets 16,574,731 (37,262,374) Net increase (decrease) in net assets from
    operations                                        19,080,371   (36,162,786)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Dividends from net investment income               (12,156,022)  (11,284,327)
  Distributions from net realized gains                       -0-  (36,979,502)
  Distributions in excess of net realized gains               -0-     (752,869)
  Tax return of capital distribution                          -0-   (1,930,057)

COMMON STOCK TRANSACTIONS
  Reinvestment of dividends resulting in issuance
    of Common Stock                                    2,304,564    16,015,296
  Total increase (decrease)                            9,228,913   (71,094,245)

NET ASSETS
  Beginning of year                                   93,527,845   164,622,090
  End of year(including undistributed net investment
    income of $764,729 at October 31, 1995)         $102,756,758   $93,527,845


See notes to financial statements.


7



NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1995                    ALLIANCE WORLD DOLLAR GOVERNMENT FUND, INC.
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance World Dollar Government Fund, Inc. (the 'Fund') was incorporated under the laws of the State of Maryland on August 20, 1992 and is registered under the Investment Company Act of 1940, as a non-diversified, closed-end management investment company. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Listed securities not traded and securities traded in the over-the-counter market, including listed debt securities whose primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked price provided by the principal market makers. Publicly traded Sovereign Debt Obligations are typically traded internationally on the over-the-counter market. Because of the nature of the markets for Sovereign Debt Obligations, quotations from several sources will be obtained so that the Fund's portfolio investments will not generally be priced by a single source. Readily marketable Sovereign Debt Obligations may be valued on the basis of prices provided by a pricing service when such prices are believed by the Adviser to reflect the fair value of such securities.

Securities for which market quotations are not readily available and restricted securities which are subject to limitations as to their resale are valued in good faith, at fair value, using methods determined by the Board of Directors. Securities which mature in 60 days or less are valued at amortized cost, which approximates fair value, unless this method does not represent fair value.

2. ORGANIZATION EXPENSES
Organization expenses of approximately $90,000 have been deferred and are being amortized on a straight-line basis through November, 1997.

3. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

5. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with income tax regulations.

NOTE B: ADVISORY AND ADMINISTRATIVE FEES
Under the terms of an Investment Advisory Agreement, the Fund pays Alliance Capital Management L.P. (the 'Adviser') a monthly fee equal to the annualized rate of 1% of the Fund's average weekly net assets.

Under the terms of an Admistrative Agreement, the Fund pays Alliance Capital Management L.P., (the 'Administrator') a monthly fee equal to the annualized rate of .15 of 1% of the Fund's average weekly net assets.

The Administrator provides administrative functions to the Fund as well as other clerical services. The Administrator also prepares financial and regulatory reports for the Fund.


8



                                    ALLIANCE WORLD DOLLAR GOVERNMENT FUND, INC.
_______________________________________________________________________________

NOTE C: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments) aggregated $537,138,805 and $541,686,835, respectively, for the year ended October 31, 1995.

At October 31, 1995, the cost of investments for federal income tax purposes was $136,833,857. Accordingly, gross unrealized appreciation of investments was $4,378,183 and gross unrealized depreciation of investments was $2,745,071 resulting in net unrealized appreciation of $1,633,112 (excluding swap contracts). At October 31, 1995, the Fund had a capital loss carryforward of $18,376,086 which expires in the year 2003.

NOTE D: INTEREST RATE SWAP AGREEMENT
The Fund enters into interest rate swaps on sovereign debt obligations to protect itself from interest rate fluctuations on the underlying floating rate debt instruments. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of another party to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

The Fund records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid in the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation on interest rate swap contracts.

At October 31, 1995, the Fund had an outstanding interest rate swap contract with the following terms:


                                              RATE TYPE
                                          ---------------------
                                          PAYMENTS   PAYMENTS
     SWAP        NOTIONAL    TERMINATION  MADE BY   RECEIVED BY  UNREALIZED
COUNTERPARTY      AMOUNT         DATE     THE FUND    THE FUND   DEPRECIATION
------------  -------------  -----------  --------  -----------  ------------
   Morgan     US$12,000,000    1/01/09    Floating+    6.8526%      $86,400
  Guaranty


NOTE E: CAPITAL STOCK
There are 100,000,000 shares of $0.01 par value Common Stock authorized.

Of the 8,652,707 shares outstanding at October 31, 1995, the Adviser owned 7,200 shares. During the years ended October 31, 1995 and 1994, the Fund issued 212,897 and 985,961 shares, respectively, in connection with the Fund's dividend reinvestment plan.


+ Floating is composed of LIBOR (London Interbank Offered Rate) plus a fixed amount of .8125%.


9



NOTES TO FINANCIAL STATEMENTS
(CONTINUED)                         ALLIANCE WORLD DOLLAR GOVERNMENT FUND, INC.
_______________________________________________________________________________

NOTE F: CONCENTRATION OF RISK
Investing in securities of foreign governments involves special risks which include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign governments and their markets may be less liquid and their prices more volatile than those of the United States government. The Fund invests in the sovereign debt obligations of countries that are considered emerging market countries at the time of purchase. Therefore, the Fund is susceptible to governmental factors and economic and debt restructuring developments adversely affecting the economies of these emerging market countries. In addition, these debt obligations may be less liquid and subject to greater volatility than debt obligations of more developed countries.

NOTE G: QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

                                                                NET INCREASE
                                          NET REALIZED           (DECREASE)
                                         AND UNREALIZED        IN NET ASSETS
                      NET INVESTMENT     GAIN (LOSS) ON        RESULTING FROM       MARKET PRICE
                          INCOME           INVESTMENTS           OPERATIONS           ON NYSE
                    ----------------   -------------------   -------------------   -----------------
                      TOTAL     PER      TOTAL      PER        TOTAL      PER
QUARTER ENDED         (000)    SHARE     (000)     SHARE       (000)     SHARE      HIGH       LOW
----------------    -------    -----   ---------  --------   ---------   -------   -------   -------
October 31, 1995    $ 3,075    $ .36   $  5,381   $   .63    $  8,456    $  .99    $11.875   $10.750
July 31, 1995         3,204      .37      7,517       .87      10,721      1.24    $11.875   $11.000
April 30, 1995        3,766      .44      2,102       .24       5,868       .68    $11.375   $ 9.000
January 31, 1995      2,876      .34     (8,841)    (1.03)     (5,965)     (.69)   $13.000   $ 9.875
                    $12,921    $1.51   $  6,159   $   .71    $ 19,080    $ 2.22

October 31, 1994    $ 1,660    $ .20   $    242   $   .04    $  1,902    $  .24    $13.875   $13.000
July 31, 1994         3,600      .43     (4,126)     (.49)       (526)     (.06)   $15.250   $13.000
April 30, 1994        2,583      .31    (47,700)    (5.78)    (45,117)    (5.47)   $18.250   $14.000
January 31, 1994      2,890      .38      4,688       .57       7,578       .95    $22.500   $17.500
                    $10,733    $1.32   $(46,896)   $(5.66)   $(36,163)   $(4.34)


10


FINANCIAL HIGHLIGHTS                ALLIANCE WORLD DOLLAR GOVERNMENT FUND, INC.
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT EACH PERIOD


                                          YEAR ENDED   YEAR ENDED   NOV.2,1992*
                                          OCTOBER 31,  OCTOBER 31,         TO
                                             1995         1994      OCT.31,1993
                                          -----------  ----------  ------------
Net asset value, beginning of period        $11.08       $22.09      $13.82(a)

INCOME FROM INVESTMENT OPERATIONS
Net investment income                         1.51(b)      1.32        1.54
Net realized and unrealized gain (loss)
  on investments                               .71        (5.66)       8.19
Net increase (decrease) in net asset
  value from operations                       2.22        (4.34)       9.73

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income         (1.42)       (1.39)      (1.46)
Distributions from net realized gains           -0-       (4.96)         -0-
Distributions in excess of net realized gains   -0-        (.09)         -0-
Tax return of capital distribution              -0-        (.23)         -0-
Total distributions                          (1.42)       (6.67)      (1.46)
Net asset value, end of period              $11.88       $11.08      $22.09
Market value, end of period                 $11.75       $13.00      $20.375

TOTAL RETURN
Total investment return based on:
  Market value                                2.78%(c)    (7.52)%     59.14%
  Net asset value                            21.92%      (27.29)%     72.53%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period(000's omitted)  $102,757      $93,528    $164,622
Ratio of expenses to average net assets       1.55%        1.43%       1.44%(d)
Ratio of net investment income to
  average net assets                         14.12%        9.08%       9.79%(d)
Portfolio turnover rate                        441%         395%        417%


*    Commencement of operations.

(a)  Net of offering costs of $.13.

(b)  Based on average shares outstanding.

(c) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

(d)  Annualized.


11



REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                ALLIANCE WORLD DOLLAR GOVERNMENT FUND, INC.
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
ALLIANCE WORLD DOLLAR GOVERNMENT FUND, INC.

We have audited the accompanying statement of assets and liabilities of Alliance World Dollar Government Fund, Inc., including the portfolio of investments, as of October 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance World Dollar Government Fund, Inc. at October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the indicated periods, in conformity with generally accepted accounting principles.

Ernst & Young LLP

New York, New York
December 15, 1995


12



ADDITIONAL INFORMATION              ALLIANCE WORLD DOLLAR GOVERNMENT FUND, INC.
_______________________________________________________________________________

Shareholders whose shares are registered in their own names will automatically be participants in the Dividend Reinvestment and Cash Purchase Plan (the 'Plan'), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. First Data Investor Services Group, Inc. (the 'Agent') will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

(I) If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

(ii) If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund's shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Plan agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Plan agent may exceed the net asset value of the Fund's shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at First Data Investor Services Group, Inc., P.O. Box 1376, Boston, Massachusetts 02104.

Since the filing of the most recent amendment to the Fund's registration statement with the Securities and Exchange Commission, there have been (i) no material changes in the Fund's investment objectives or policies, (ii) no changes to the Fund's charter or by-laws that would delay or prevent a change of control of the Fund, (iii) no material changes in the principal risk factors associated with investment in the Fund, and (iv) no change in the person primarily responsible for the day-to-day management of the Fund's portfolio, who is Wayne D. Lyski, the President of the Fund.


13



ADDITIONAL INFORMATION (CONTINUED)  ALLIANCE WORLD DOLLAR GOVERNMENT FUND, INC.
_______________________________________________________________________________

SUPPLEMENTAL PROXY INFORMATION
The Annual Meeting of Shareholders of The Alliance World Dollar Government Fund, Inc. was held on Friday, March 3, 1995. The description of each proposal and number of shares voted at the meeting are as follows:


                                                                   SHARES VOTED
                                                          SHARES      WITHOUT
                                                         VOTED FOR   AUTHORITY
                                                         ---------  -----------
1.To elect directors: Class One Directors
                      (term expires in 1998)
                      David H. Dievler                   7,033,783     200,620
                      Clifford L. Michel                 7,035,747     198,656

                                                           SHARES       SHARES
                                                 SHARES     VOTED        VOTED
                                                VOTED FOR  AGAINST      ABSTAIN
                                                ---------  -------      -------
2.To ratify the selection of Ernst & Young LLP
  as the Fund's independent auditors for the
  Fund's fiscal year ending October 31,1995:    7,038,555   59,287      136,561


14



                                    ALLIANCE WORLD DOLLAR GOVERNMENT FUND, INC.
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
WILLIAM H. FOULK, JR. (1)
DR. JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
ROBERT C. WHITE (1)

OFFICERS
WAYNE D. LYSKI, PRESIDENT
KATHLEEN A. CORBET, SENIOR VICE PRESIDENT
PAUL J. DENOON, VICE PRESIDENT
VICKI L. FULLER, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
JOSEPH J. MANTINEO, CONTROLLER

ADMINISTRATOR
ALLIANCE CAPITAL MANAGEMENT, L.P.
1345 Avenue of the Americas
New York, NY 10105

CUSTODIAN
THE BANK OF NEW YORK
48 Wall Street
New York, NY 10286

DIVIDEND PAYING AGENT,
TRANSFER AGENT AND REGISTRAR
FIRST DATA INVESTOR SERVICES GROUP, INC.
(FORMALLY THE SHAREHOLDER SERVICES GROUP, INC.)
53 State Street
Boston, MA 02109

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019


(1)  Member of the Audit Committee.

  Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

  This report, including the financial statements herein, is transmitted to the shareholders of Alliance World Dollar Government Fund, Inc. for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.


15



ALLIANCE WORLD DOLLAR GOVERNMENT FUND, INC.
Summary of General Information

THE FUND
Alliance World Dollar Government Fund, Inc. is a closed-end management investment company which seeks high current income from investment in debt obligations of countries with emerging economies whose recent interest rates are higher than those of the United States.

SHAREHOLDER INFORMATION
Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions Section of newspapers each day, under the designation 'Alliance Wrld'. The Fund's NYSE trading symbol is 'AWG'. Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in THE WALL STREET JOURNAL and each Saturday in the NEW YORK TIMES and BARRON'S and other newspapers in a table called 'Closed-End Funds.' Additional information about the Fund is available by calling 1-800-247-4154.

DIVIDEND REINVESTMENT PLAN
A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains distributions in additional Fund shares. For a copy of the Plan Brochure, please write to the Plan Agent, First Data Investor Services Group, Inc., P.O. Box 1376, Boston, MA 02104.



ALLIANCE WORLD DOLLAR GOVERNMENT FUND, INC.
1345 Avenue of the Americas
New York, New York 10105

ALLIANCECAPITAL
MUTUAL FUNDS WITHOUT THE MYSTERY.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

WDGAR